UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 6, 2003 (June 2, 2003)

AMERICAN TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24248	87-0361799
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Empl. Ident. No.)

13114 Evening Creek Drive South, San Diego, California	92128
(Address of principal executive offices)	(Zip Code)

(858) 679-2114

(Registrant’s telephone number, including area code)

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

On June 2, 2003, American Technology Corporation (the “Company”) gave notice to the holders of its unsecured 12% Convertible Subordinated Promissory Notes due December 31, 2003 (the “Notes”) that the Company had exercised its right to call the Notes for mandatory conversion into shares of common stock of the Company pursuant to the terms and conditions of the Notes.

The entire principal balance of the Notes of $2,025,000 and accrued interest of $410,046 will be converted on June 13, 2003 into a total of 1,217,516 shares of common stock of the Company.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

None

(b) Pro Forma Financial Information.

None

(c) Exhibits.

99.1	Form of 12% Convertible Subordinated Promissory Note (individual notes differ as to holder, amount and issuance date), incorporated by reference to Exhibit 4.11 to Form 8-K filed on October 12, 2001.

99.2	Amendment to 12% Convertible Subordinated Promissory Note dated November 19, 2002, incorporated by reference to Exhibit 10.12.1 to Form 10-K for the year ended September 30, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TECHNOLOGY CORPORATION

Date: June 6, 2003	By:	/s/ RENEE WARDEN
Renee Warden Chief Accounting Officer

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